                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 1998


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                ------------------------------------------------
                      PASS-THROUGH CERTIFICATE TRUST 1998-1
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                33-55855              applied for
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (IRS employee
     of incorporation)           file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
         (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (612) 293-3400


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Firstar Trust Company (the "Trustee"), on November 16, 1998, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.     Description
                  -----------     -----------

                     99.1         Monthly Report delivered to
                                  Certificateholders on
                                  November 16, 1998.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 1998


                                      MANUFACTURED HOUSING CONTRACT
                                      SENIOR/SUBORDINATE PASS-THROUGH
                                      CERTIFICATE TRUST 1998-1

                                      By  GREEN TREE FINANCIAL CORPORATION
                                          as Servicer with respect to the Trust


                                      By: /s/Phyllis A. Knight
                                          -----------------------
                                          PHYLLIS A. KNIGHT
                                          Senior Vice President and Treasurer

                                INDEX TO EXHIBITS



Exhibit
Number                                                                   Page
------                                                                   ----

 99.1          Monthly Report delivered to Certificateholders             5
               on November 16, 1998.